SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

January 17, 2006

Date of Report

(Date of Earliest Event Reported)

Total System Services, Inc.

(Exact Name of Registrant as Specified in its Charter)

Georgia (State of Incorporation)	1-10254 (Commission File Number)	58-1493818 (IRS Employer Identification No.)

1600 First Avenue, Columbus, Georgia 31901

(Address of principal executive offices) (Zip Code)

(706) 649-2267

(Registrant's telephone number, including area code)

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 17, 2006, the Compensation Committee of the Board of Directors of Total System Services, Inc. (“Registrant”) adopted the form of Stock Option Agreement and the form of Restricted Stock Award Agreement to be used by Registrant in connection with future option and restricted stock award grants made pursuant to the Total System Services, Inc. 2002 Long-Term Incentive Plan and the Synovus Financial Corp. 2002 Long-Term Incentive Plan, in which executive officers of Registrant participate. The form of agreements are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 and are incorporated by reference herein.

The Total System Services, Inc. 2002 Long-Term Incentive Plan and the Synovus Financial Corp. 2002 Long-Term Incentive Plan are filed as Exhibits 10.2 and 10.3, respectively, to Registrant’s Annual Report on Form 10-K for the year ended December 31, 2001.

On January 17, 2006, the Compensation Committee of the Board of Directors of Registrant approved the annual base salaries of Registrant’s named executive officers for the 2006 proxy statement after a review of competitive market data. The following table sets forth the 2006 annual base salary levels of Registrant’s named executive officers:

	Name	Position	Base Salary
	Philip W. Tomlinson	Chairman of the Board and Chief Executive Officer	$652,000
	M. Troy Woods	President and Chief Operating Officer	$458,000
	William A. Pruett	Senior Executive Vice President	$396,000
	Kenneth L. Tye	Senior Executive Vice President and Chief Information Officer	$375,000
	James B. Lipham	Senior Executive Vice President and Chief Financial Officer	$332,500

Item 2.02	Results of Operations and Financial Condition.

On January 17, 2006, Registrant issued a press release and will hold an investor call and webcast on January 18, 2006 to disclose financial results for the year ended December 31, 2005. The press release and Supplemental Information for use at this investor call are attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by reference. This information shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference into any document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure. See Item 2.02 above.

Item 9.01	Financial Statements and Exhibits.

	(c)	Exhibits
	Exhibit No.	Description
	10.1	Form of Stock Option Agreement for the Total System Services, Inc. 2002 Long-Term Incentive Plan
	10.2	Form of Restricted Stock Award Agreement for the Total System Services, Inc. 2002 Long-Term Incentive Plan
	10.3	Form of Stock Option Agreement for the Synovus Financial Corp. 2002 Long-Term Incentive Plan
	10.4	Form of Restricted Stock Award Agreement for the Synovus Financial Corp. 2002 Long-Term Incentive Plan
	99.1	Registrant's press release dated January 17, 2006
	99.2	Supplemental Information prepared for use with the press release

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL SYSTEM SERVICES, INC. ("Registrant")

Dated: January 17, 2006	By:/s/ Kathleen Moates Kathleen Moates Senior Deputy General Counsel

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